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                                                                    Global Asset
                                                                      allocation
                                      SIGNATURE

     a) Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 15th day April, 1987.

                                   LINCOLN NATIONAL PUTNAM MASTER FUND, INC.

                                   By: /s/ Robert A. Nikels
                                      -----------------------------------
                                      Robert A. Nikels, Chairman of the
                                      Board and President

                                  POWER OF ATTORNEY

     b) Each person whose signature appears following paragraph c) below hereby constitutes and appoints John L. Steinkamp, Jeremy Sachs and C. Suzanna Womack, and each of them, his true and lawful attorneys-in-fact in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

     c) Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                  Title                       Date
     ---------                  -----                       ----

     /s/ Robert A. Nikels       Chairman of the Board,      April 15, 1987
     -----------------------    President and Director
     Robert A. Nikels           (Principal Executive
                                Officer)

     /s/ John B. Borsch, Jr.    Director                    April 15, 1987
     -----------------------
     John B. Borsch, Jr.

                                Director
     -----------------------
     Roxanne Decyk

                                Director
     -----------------------
     Stanley R. Nelson

     /s/ David G. Humes         Assistant Secretary         April 15, 1987
     -----------------------    (Principal Accounting
     David G. Humes             Officer)

     /s/ Max A. Roesler         Assistant Secretary and     April 15, 1987
     -----------------------    Treasurer (Principal
     Max A. Roesler             Financial Officer)